POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Peter G. Kunkel, Chairman of the Board and President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint  ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.  Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
TFLIC Series Life Account	TFLIC Freedom Elite Builder	333-61654
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	333-113442
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	033-86696
TFLIC Series Life Account	TFLIC Financial Freedom Builder	333-38343
TFLIC Series Life Account	TFLIC Transamerica Journey	333-192820

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2014.

/s/Peter G. Kunkel
Peter G. Kunkel, Chairman of the Board and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Peter P. Post, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.  Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
TFLIC Series Life Account	TFLIC Freedom Elite Builder	333-61654
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	333-113442
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	033-86696
TFLIC Series Life Account	TFLIC Financial Freedom Builder	333-38343
TFLIC Series Life Account	TFLIC Transamerica Journey	333-192820

IN WITNESS WHEREOF, I have hereunto set my hand this __ day of March, 2014.

/s/Peter P. Post
Peter P. Post, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, William Brown Jr., a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.  Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
TFLIC Series Life Account	TFLIC Freedom Elite Builder	333-61654
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	333-113442
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	033-86696
TFLIC Series Life Account	TFLIC Financial Freedom Builder	333-38343
TFLIC Series Life Account	TFLIC Transamerica Journey	333-192820

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2014.

/s/William Brown Jr.
William Brown Jr., Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, John T. Mallett, a Director and Vice President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.  Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
TFLIC Series Life Account	TFLIC Freedom Elite Builder	333-61654
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	333-113442
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	033-86696
TFLIC Series Life Account	TFLIC Financial Freedom Builder	333-38343
TFLIC Series Life Account	TFLIC Transamerica Journey	333-192820

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2014.

/s/ John T . Mallett
John T. Mallett, Director and Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth Belanger, a Director and Vice President of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.  Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
TFLIC Series Life Account	TFLIC Freedom Elite Builder	333-61654
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	333-113442
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	033-86696
TFLIC Series Life Account	TFLIC Financial Freedom Builder	333-38343
TFLIC Series Life Account	TFLIC Transamerica Journey	333-192820

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2014.

       /s/Elizabeth Belanger
Elizabeth Belanger, Director and Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Steven E. Frushtick, a Director of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.  Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
TFLIC Series Life Account	TFLIC Freedom Elite Builder	333-61654
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	333-113442
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	033-86696
TFLIC Series Life Account	TFLIC Financial Freedom Builder	333-38343
TFLIC Series Life Account	TFLIC Transamerica Journey	333-192820

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2014.

   /s/Steven E. Frushtick
Steven E. Frushtick, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Marc Cahn, a Director, Senior Vice President, Division General Counsel and Assistant Secretary of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.  Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
TFLIC Series Life Account	TFLIC Freedom Elite Builder	333-61654
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	333-113442
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	33-86696
TFLIC Series Life Account	TFLIC Financial Freedom Builder	333-38343
TFLIC Series Life Account	TFLIC Transamerica Journey	333-192820

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of March, 2014.

/s/ Marc Cahn
Marc Cahn, Director, Senior Vice President, Division
General Counsel, and Assistant Secretary

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Eric J. Martin, Controller of Transamerica Financial Life Insurance Company, a New York corporation, do hereby appoint  ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof.  Each said attorney-in-fact shall have power to act hereunder without the others.

Separate Account Name	Product Name	SEC 1933 File Number
TFLIC Series Life Account	TFLIC Freedom Elite Builder	333-61654
TFLIC Series Life Account	TFLIC Freedom Elite Builder II	333-113442
TFLIC Series Life Account	TFLIC Freedom Wealth Protector	33-86696
TFLIC Series Life Account	TFLIC Financial Freedom Builder	333-38343
TFLIC Series Life Account	TFLIC Transamerica Journey	333-192820

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2014.

/s/Eric J. Martin
Eric J. Martin, Controller